                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-25226                  22-3285224
          --------                   -------                  ----------
      (State Or Other              (Commission              (IRS Employer
      Jurisdiction Of              File Number)           Identification No.)
      Incorporation)

              9 Entin Road, Parsippany, New Jersey         07054
          ----------------------------------------------------------
          (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 7, 2006, the Board of Directors of Emerson Radio Corp. (the "Company") was notified by BDO Seidman, LLP ("BDO") that BDO had resigned as the Company's independent registered public accounting firm. BDO served as the Company's independent registered public accountant since March 31, 2004. Prior to March 31, 2004, Ernst & Young, LLP ("E&Y") had served as the Company's independent registered public accountant.

         There have been no "disagreements" within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any events of the type listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, involving BDO that occurred within the Company's most recent fiscal year ended March 31, 2005. BDO's report on the Company's financial statements for the fiscal year ended March 31, 2005 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         There were no "disagreements" within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any events of the type listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, involving E&Y, that occurred within the Company's fiscal year ended March 31, 2004. E&Y's report on the Company's financial statements for the fiscal year ended March 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the most recent fiscal year and through March 7, 2006, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods.

         During the fiscal year ended March 31, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods.

         During the two most recent fiscal years and through March 7, 2006, there have been no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-K.

         The Company has provided BDO with a copy of this Form 8-K and requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company herein, and if not, stating the respects in which it does not agree. By letter dated March 13, 2006, attached as Exhibit 16.1 to this Current Report on Form 8-K, BDO stated that it agreed with the statements contained herein related to it.

         The Company is in the process of interviewing new independent registered public accountants. A Form 8-K will be filed when a new independent registered public accountant is engaged.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit 16.1 Letter of BDO, dated as of March 13, 2006, to the Securities and Exchange Commission, regarding agreement with the statements made in this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMERSON RADIO CORP.


                                        By:  /s/ Guy A. Paglinco
                                           ------------------------------------
                                         Name:   Guy A. Paglinco
                                         Title:  Vice President and Chief
                                         Financial Officer

Dated:  March 13, 2006